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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                             _____________________


       Date of Report (Date of earliest event reported) December 6, 2001


                                 TIDEWATER INC.
             (Exact name of registrant as specified in its charter)

        Delaware                   1-6311                          72-0487776
(State of incorporation)   (Commission File Number)   (IRS Employer Identification No.)

    601 Poydras Street, Suite 1900                                   70130
(Address of principal executive offices)                           (Zip Code)

                                 (504) 568-1010
              (Registrant's telephone number, including area code)

                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

REGULATION FD DISCLOSURE.

          In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this Current Report on Form 8-K provide other than historical information and are forward looking. The actual achievement of any forecasted results, or the unfolding of future economic or business developments in a way anticipated or projected by the Company, involve numerous risks and uncertainties. Among those risks and uncertainties, many of which are beyond the control of the Company, are: fluctuations in oil and gas prices; level of fleet additions by competitors; changes in levels of capital spending in domestic and international markets by customers in the energy industry for exploration, development and production; unsettled political conditions, civil unrest and governmental actions, especially in higher risk countries of operations; foreign currency fluctuations; and environmental and labor laws. Readers should consider all of these risk factors as well as other information contained in this report.

     On December 6, 2001, the Company issued the following press release:

FOR IMMEDIATE RELEASE

TIDEWATER ELECTS TWO OFFICERS AND PROMOTES ANOTHER

NEW ORLEANS, DECEMBER 6, 2001 -- Tidewater Inc. (NYSE:TDW) announced today that it has elected Jeff Platt, head of its South and Central American divisions, and Jim Donnelly, head of its European and African divisions, to the office of Vice President. The Company also announced the promotion of Stephen Dick to Executive Vice President in charge of all North American operations.

Platt, who joined Tidewater in September of 1996, most recently served as the Company's area manager for Brazilian operations. He will continue to be based in New Orleans.

Donnelly joined the Company in 1996 through Tidewater's acquisition of Hornbeck Offshore Services where his service began in November of 1994. He has most recently served as area manager of Tidewater's North Sea division and will continue to be based out of Aberdeen, Scotland in the United Kingdom.

Stephen Dick has been with Tidewater since 1971. In 1996 Dick was promoted to senior vice president with responsibilities for overseeing Tidewater's activities in the North Sea and West Africa. He is currently based out of Douala, Cameroon. Concurrent with assuming his responsibilities over all North American operations he will relocate to Tidewater's headquarters in New Orleans.

Tidewater Inc. owns and operates over 570 vessels, the world's largest fleet of vessels serving the global offshore energy industry.

Contact: Keith Lousteau (504) 568-1010
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              TIDEWATER INC.


                              By: /s/ Cliffe F. Laborde
                                  ----------------------------
                                  Cliffe F. Laborde
                                  Executive Vice President, General Counsel
                                  and Secretary


Date:  December 6, 2001